EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT

(Butte Gulch Patented Claims)

THIS PURCHASE AND SALE AGREEMENT (“Agreement”), made and entered into as of the 16thday of January, 2024, by and between Bell Run Properties, L.L.C., a Pennsylvania limited liability company, hereinafter referred to as “Seller,” and Idaho Strategic Resources, Inc., an Idaho corporation, or assigns, hereinafter referred to as “Buyer.”

WHEREAS, Seller owns the surface rights and the alluvial minerals of certain patented mining claims described within Exhibit “A” attached hereto and incorporated by reference, located in Shoshone County, State of Idaho (herein sometimes referred to for convenience as the “Claims”);

WHEREAS, Buyer is the owner of the lode mineral rights of the Claims and desires to purchase the surface and alluvial mineral rights of the Claims;

WHEREAS, for good and valuable consideration, Seller desires to sell to the Buyer all remaining interests to the referenced Claims, including without limitation, the surface, alluvial minerals, buildings and fixtures, and Buyer seeks to acquire all of the Seller’s interest to the Claims upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, to be kept and performed by the parties hereto, the parties agree to the purchase and sale of the Claims as follows:

1)	PURCHASE PRICE. Buyer shall pay to Seller the sum of ONE MILLION DOLLARS and 00/100 ($1,000,000.00) (the “Purchase Price”). The Purchase Price shall be paid to Seller as follows:

a)	Three Hundred and Fifty Thousand Dollars and 00/100 ($350,000.00) due at Closing;
b)	The remaining balance of the Purchase Price will be Seller-financed pursuant to a promissory note (the “Note”) in the amount of Six Hundred and Fifty Thousand Dollars and 00/100 ($650,000.00), which amount shall be secured by a first position mortgage on the Claims (the “Mortgage”), both in the form attached hereto as Exhibits “B-1” and “B-2,” respectively.

2)

ASSETS. The assets to be conveyed to Buyer shall include all of the Seller’s interest in the Claims together with those additional assets herein described, including but not limited to the following properties and assets (collectively, the “Assets”):

a)	Claims: The Claims and improvements thereon, including without limitation any buildings and fixture.
b)	Appurtenances: All right, title and interest in any and all expectancies, rights, future conveyances and other assets which are in any way associated with, appertaining, incidental or appurtenant to the Claims. Said appurtenances shall include without limitation any historical water rights and rights to the use of water, which shall be deemed conveyed at closing, and Seller shall execute such further documents as reasonably requested to document the conveyance of water rights. Said appurtenances shall also include any and all permits and permitting related in any way to the Claims, and any and all rights to mine and explore the Claims.

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 1

c)

Royalty: As additional consideration for the purchase price, Seller agrees to enter into the Termination of Royalty Deed attached hereto as Exhibit “C” terminating the Royalty Deed, recorded as instrument number 493441. This sale is conditional upon the execution of the Termination of Royalty Deed. The Termination of Royalty Deed shall be executed at the time of closing and be held by Flying S Title and Escrow with instructions to release for recording upon satisfaction and recording of the release of the Mortgage.

3)

TITLE INSURANCE AND WARRANTY OF TITLE. Seller shall provide title insurance in the amount of the Purchase Price. Additionally, Seller covenants, warrants and guarantees, in addition to all other commitments set forth herein, that Seller has full right title and interest in and to the surface and alluvial minerals of the Claims described within Exhibit “A,” without exception, qualification, restriction, encumbrance or limitation of any kind whatsoever, except as noted herein, and Seller shall defend, indemnify and hold harmless the Buyer of and from any claim or assertion of, or any liability to any third party or any party hereto to the contrary. This provision shall survive the Closing of escrow.

4)

WARRANTY DEED. At the time of closing of this sale, Seller shall transfer their interests in the Claims described within Exhibit “A” to Buyer by a good and sufficient Warranty Deed in substantially the same form as Exhibit “D” attached hereto and incorporated herein by reference, free and clear of all adverse claims, restrictions, agreements, royalty agreements or encumbrances, except for those matters specifically identified within Exhibit A and the Royalty described in Section 2(c) above

7)	CLOSING

a)	Closing Agent: The closing and escrow agent shall be Flying S Title & Escrow in Shoshone County, Idaho, or its successor in interest. The fees of the closing and escrow agent shall be paid one-half (½) by Buyer and one-half (½) by Seller.
b)	losing Date: The closing date shall be at a time mutually agreed to by the parties to this Agreement, but in no event later than 10 days after all conditions precedent to closing have occurred.
c)	Adjustments and Prorations: All permitting fees, taxes and assessments incurred shall be prorated as of the date of closing of the purchase of the Claims.

8)

ATTORNEY’S FEES. In any action, arbitration or suit brought to enforce any of the terms, conditions or covenants of this Agreement, the prevailing party shall be entitled, as part of the judgment or award rendered, to all damages and expenses resulting from the breach, including all reasonable attorneys' fees and court costs, title insurance company charges, witness fees and other legal expenses incurred by the prevailing party.

9)

EXPENSE OF SALE; BROKER’S COMMISSIONS. Buyer and Seller each agree to bear their own legal, accounting and other expenses in connection with the preparation and consummation of this Agreement. This is not a brokered transaction; each party agrees to indemnify and hold the other party harmless from any such finder’s fees, commissions or similar claim in connection with the closing of this transaction.

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 2

10)

CONFIDENTIALITY. The parties agree to maintain the confidentiality of this transaction, disclosing the same only to those employees, officers, directors, members, advisors, attorneys, accountants, and consultants whose participation, in the judgment of either party, is reasonably necessary to facilitate the transaction or is otherwise required by law. Seller acknowledges that Buyer is a publicly traded company required to disclose material transactions to the investing public through public filings with the SEC and press releases to the public. Such public disclosure shall not violate any provision of this Agreement. Information released publicly shall no longer be subject to the confidentiality provisions of this Agreement.

11)	MISCELLANEOUS PROVISIONS

a)	Survival, Merger: All provisions of this Agreement shall survive Closing hereunder and shall not be deemed to have merged in any bill of sale or other instrument of conveyance.

b)	Binding Effect: It is further understood and agreed that the terms, conditions and covenants contained in this Agreement are to apply to and be binding upon the heirs, successors and assigns of each of the parties hereto.

c)	Sections and Other Headings: Sections or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

d)	Specific Performance: The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, and each party waives any objection to the imposition of such relief.

e)	Severability: The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

f)	Law Governing: This Agreement has been negotiated and made in the State of Idaho, and is to be governed and construed by the laws of the State of Idaho. Any action brought based on this Agreement shall be brought in Shoshone County, State of Idaho.

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 3

g)	Modification: This Agreement may be modified or amended only by a written agreement signed by both parties hereto.

h)	Counterparts: This Agreement may be executed and delivered by electronic means, including but not limited to DocuSign, and in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

i)	Entire Agreement: This Agreement constitutes the entire agreement between the parties hereto and neither party shall be bound by any communication between them on the subject matter hereof.

j)	Execution of Instruments: Each of the parties hereto shall promptly execute and deliver all such documents and instruments as shall be necessary to carry out the terms of this Agreement.

k)	Waiver: Failure of Seller or the failure of Buyer to exercise promptly any right under this Agreement or any other instrument or documents executed pursuant to this Agreement, shall not constitute a waiver of any default, and a waiver of any default on one occasion shall not constitute a waiver of any subsequent or other default. No single or partial exercise of any such right shall preclude the further or full exercise thereof.

l)	Notices: All notices or other communications required or permitted to be given hereunder shall be in writing and deemed to have been duly given if personally delivered, faxed or mailed registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

IF TO SELLER:	Thomas Lanager,
Managing Member
Bell Run Properties, L.L.C.
P.O. Box 333
Curwensville, PA 16833

With a copy to:	Attorney Contact Info

IF TO BUYER:	Idaho Strategic Resources Inc.
Attention: John Swallow
201 N. 3rd Street
Coeur d’Alene, Idaho 83814

With a copy to:	Lukas D. O’Dowd
Lyons O’Dowd PLLC
P.O. Box 131
Coeur d’Alene, Idaho 83814

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 4

Notices delivered personally shall be effective upon delivery. Notices transmitted by telecopy shall be effective when received. Notices delivered by registered or certified mail shall be effective on the date set forth on the receipt of registered or certified mail.

m)

Further Assurance: The parties hereto acknowledge and agree that they will, at closing, execute and deliver all such further documents and instruments, and do all such further actions and things as may be reasonably required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

n)	Reference Date: This Agreement is dated for reference, but will become binding as of the date of execution and delivery by all parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date and year hereinabove first written.

SELLER:	BUYER:

Thomas Lanager	John Swallow

Bell Run Properties, L.L.C.	Idaho Strategic Resources, Inc.
By: Thomas Lanager	By: John Swallow
Its: Managing Member	Its: President

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 5

EXHIBIT A

CLAIMS DESCRIPTION

BUTTE GULCH PATENTED SURFACE PARCELS

PARCEL 1:

Ivy, M.S. 2412 Patented Mining Claim situated in Summit Mining District in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 403, records of Shoshone County, State of Idaho. EXCEPT: A 30' road right of way known as the Newmont Road located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the State road right of way and runs westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim. ALSO EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 2:

Butte Creek Placer, M.S. 1679 Patented Mining Claim situated in Summit Mining District in Sections 2,3,4 and 9, Township 49 North, Range 5 East, B.M., and in Section 35, Township 50 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 531, records of Shoshone County, State of Idaho. EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 3:

Birch, Tamarack, Chestnut, Hickory and Maple, M.S. 1794 Patented Mining Claims situated in Summit Mining District in Sections 3, 4, and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 28, Deeds, at page 91, records of Shoshone County, State of Idaho.

PARCEL 4:

Blacktail Lode Mining Claim. M.S. 2298 situated in Summit Mining District located in Section 2, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book B, Patents, at page 40, records of Shoshone County, State of Idaho.

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EXHIBIT B-1

PROMISSORY NOTE

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 7

PROMISSORY NOTE

(Secured by Mortgage)

$650,000.00	February, 7th, 2024

FOR VALUE received, IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation, whose address is 201 N. 3rd Street, Coeur d’Alene, Idaho 83814 (the “Maker”), promises to pay to the order BELL RUN PROPERTIES, L.L.C., a Pennsylvania limited liability company, its successors and assigns (the “Payee”), the principal sum of Six Hundred and Fifty Thousand and 00/100 Dollars ($650,000.00) with interest thereon to be paid at the rate of five (5.00%) per annum (the “Note”), to be paid as follows:

A.

Equal monthly interest-only payments in the amount of Two Thousand Seven Hundred and Fifty Dollars and 00/100 ($2,750.00) each shall be paid on the first day of each calendar month starting on the month following the Date set forth above, with a first payment to be prorated as of the remaining calendar days in the month of execution. For example, if the Date of this Note is January 25, 2024, the prorated payment for January will be $540.00 ($90.00 per day multiplied by 6 days remaining in January). The equal monthly interest-only payment is intended to cover the interest accruing under this Note and the Maker’s one-half of monthly service fees chargeable to Maker by the Escrow Agent as outlined below. Any remainder shall be applied to the principal sum due under the Note, as set forth herein.

B.

The entire balance of the principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note or the Mortgage (hereinafter defined), or otherwise in connection with this Note, including without limitation Late Charges (hereinafter defined), service fees and other charges, shall be due and payable three (3) years after the Date first set forth above (the “Maturity Date”).

Maker understands and acknowledges that this payment schedule will not be fully amortized by the Maturity Date and that there will be a balloon payment due as of the Maturity Date for any unpaid amounts. If the entire balance of the principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note or the Mortgage are not paid in full by the Maturity Date, then the accrued and unpaid interest, Late Charges, service fees and other charges shall be added to the remaining principal balance of the Note (the sum of which will constitute the “New Principal Balance”), an interest rate of eight percent (8%) per annum shall be applied to the New Principal Balance until said balance has been paid in full, the Maturity Date of this Note shall be extended for an additional seven (7) years, and the Maker’s monthly interest-only payment amount under this Note shall be adjusted to reflect a new monthly interest-only payment at the new interest rate on the New Principal Balance.

Payments on this Note shall be made to Flying S Title & Escrow as the long-term escrow agent (the “Escrow Agent”) at 2 E. Mullan, Kellogg, Idaho 83837, or at any other address which Payee or the lawful holder of this Note may designate. All set-up fees and monthly charges associated with the long-term escrow shall be paid one-half (½) by Maker and one-half (½) by Payee. All payments to be made by Maker to Payee shall be deemed received by Payee only upon the actual receipt of the same by Payee, Escrow Agent or Payee’s other designated agent.

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 8

This Note is secured by a Mortgage, of even date herewith, for the real property commonly known as the Butte Gulch Patented surface parcels, located in Shoshone, County, Idaho and more specifically described on Exhibit A attached hereto and incorporated herein by reference (referred to herein as the “Mortgage”). The terms of the Mortgage are hereby incorporated by reference as if fully set forth herein.

If a payment under this Note is not received by the tenth (10th) day after the date on which it was due, Maker shall pay to Payee an amount equal to the greater of five percent (5%) of the unpaid portion of the regularly scheduled payment or $50.00 (the “Late Charge”).

All payments received shall be applied first to any sums due hereunder other than the principal balance of this Note, then to accrued and unpaid interest, if any, then to Late Charges, if any, and then the balance, if any, to the reduction of the outstanding principal balance of this Note.

Maker shall have the right to prepay this Note in whole or part, from time to time, without penalty.

An “Event of Default” shall occur if:

(a) Maker fails to make the full and punctual payment of any amount payable hereunder or under the Mortgage; or

(b) Maker sells or transfer the property described in the Mortgage securing this Note, or any part thereof or any interest therein, without the Payee’s prior written consent and except as otherwise provided in the Mortgage; or

(c) Any breach or default has occurred under this Note or the Mortgage.

Upon the occurrence of an Event of Default, the principal sum of this Note, all accrued interest and all other sums due under this Note and the Mortgage, shall become immediately due and payable at the option of Payee, without notice. The failure to assert this right shall not be deemed a waiver.

The obligations and liabilities of each Maker shall be joint and several and shall be binding upon and enforceable against each Maker and their respective successors and assigns. Maker waives presentment, notice of dishonor and protest of this Note. In case any legal action is required to collect this Note, to enforce the Mortgage, or any part thereof, Maker promises to pay, in addition to costs and disbursements provided by statute, such additional sums as the Payee of this Note may incur in costs, expenses and reasonable attorney’s fees, whether incurred prior to, during or subsequent to the filing of any such legal action.

If any clause or provision herein operate or would prospectively operate to invalidate this Note, then such clauses or provisions only shall be held for naught, as though not herein contained and the remainder of this Note shall remain operative and in full force and effect.

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This Note shall be governed by and construed in accordance with the laws of the State of Idaho and, if controlling, the laws of the United States and shall be binding upon Maker, its heirs, successors and assigns and shall inure to the benefit of the Payee, its successors and assigns. Venue for enforcement of any action shall lie in the State Courts of Idaho, District of Shoshone County.

IN WITNESS WHEREOF, Maker has executed this Note as of the day set forth below.

“Maker”

IDAHO STRATEGIC RESOURCES, INC., and Idaho corporation

John Swallow	Date:	2/7/24
By: John Swallow, President

STATE OF IDAHO	)
) ss.
County of	)

On this _____ day of ____________, 2024, before me personally appeared John Swallow, as the President of IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation, known or identified to me to be the person whose name is subscribed to the within and foregoing instrument and acknowledged to me that he voluntarily executed the same on behalf of IDAHO STRATEGIC RESOURCES, INC. an Idaho corporation.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

NOTARY PUBLIC for the State of Idaho
Residing at__________________________________
Commission Expires___________________________

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 10

EXHIBIT A

THE surface rights and the alluvial minerals of THE BUTTE GULCH PATENTED PARCELS DESCRIBED AS FOLLOWS:

PARCEL 1:

Ivy, M.S. 2412 Patented Mining Claim situated in Summit Mining District in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 403, records of Shoshone County, State of Idaho.

EXCEPT: A 30' road right of way known as the Newmont Road located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the State road right of way and runs westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.

ALSO EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 2:

Butte Creek Placer, M.S. 1679 Patented Mining Claim situated in Summit Mining District in Sections 2,3,4 and 9, Township 49 North, Range 5 East, B.M., and in Section 35, Township 50 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 531, records of Shoshone County, State of Idaho.

EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 3:

Birch, Tamarack, Chestnut, Hickory and Maple, M.S. 1794 Patented Mining Claims situated in Summit Mining District in Sections 3, 4, and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 28, Deeds, at page 91, records of Shoshone County, State of Idaho.

PARCEL 4:

Blacktail Lode Mining Claim. M.S. 2298 situated in Summit Mining District located in Section 2, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book B, Patents, at page 40, records of Shoshone County, State of Idaho.

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EXHIBIT B-2

MORTGAGE

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 12

REAL ESTATE MORTGAGE

$650,000.00	February, 7th, 2024

For value received, IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation, whose address is 201 N. 3rd Street, Coeur d’Alene, Idaho 83814 (the “Mortgagor”) does hereby grant, bargain, sell and convey unto order BELL RUN PROPERTIES, L.L.C., a Pennsylvania limited liability company, its successors and assigns, whose address is P.O. Box 333, Curwensville, PA 16833 (the “Mortgagee”) the real property commonly known as the Butte Gulch Patented surface parcels, located in Shoshone, County, Idaho and more specifically described on Exhibit A attached hereto and incorporated herein by reference (the real property described in Exhibit A are referred to herein as the “Property”);

TOGETHER WITH all and singular tenements, hereditaments and appurtenances and all other rights thereunto belonging or in any way now or hereafter appertaining, and the rents, issues and profits thereof and all fixtures now or hereafter attached to or used in connection with the Property; SUBJECT, HOWEVER, TO the right, power and authority hereinafter given to and conferred upon Mortgagee to collect and apply such rents, issues and profits.

This conveyance is intended as a mortgage to secure the payment of the sum of Six Hundred and Fifty Thousand and 00/100 Dollars ($650,000.00) in accordance with the terms of a separate promissory note (the “Promissory Note”) of even date herewith wherein IDAHO STRATEGIC RESOURCES, INC. an Idaho corporation “Maker” of the “Loan” made payable to the Mortgagee, the final payment of principal is due and payable on _________, __, 2027, and providing for acceleration of the due date of the principal for default in the terms of the Promissory Note, and providing for a reasonable attorney’s fee in case of suit or action.

The Mortgagor covenants and agrees as follows: that it is the owner of the Property; that it will pay the indebtedness hereby secured promptly, according to the terms of the Promissory Note; and that it will pay all taxes, liens and assessments of any nature hereafter levied or imposed, or becoming payable, when due, and will, upon request, promptly provide to Mortgagee copies of all receipts from the taxing authority that is evidence of payment of each and every such thing. If the Mortgagor shall fail to pay any such tax or lien, the Mortgagee may pay the same and pay the cost thereof, and all payments by the Mortgagee for any such purpose shall be added to the indebtedness hereby secured and shall be repayable on demand.

The Mortgagor further covenants and agrees with the Mortgagee that it will, at all times before this Mortgage is satisfied and released, carry commercial general liability insurance with respect to its activities and operations upon the property, and will cause Mortgagee to be named as an additional insured with respect to the same, with a certificate of insurance being furnished to Mortgagee, and, upon request, Mortgagee shall be provided with copies of said insurance policies by Mortgagor.

Now, if the said Mortgagor shall pay or cause to be paid all moneys which may become due upon the Promissory Note and shall otherwise comply with the terms and conditions hereof, this conveyance shall be void; but in case default shall be made in the payment of the indebtedness hereby secured, or any part thereof, or in any of the covenants or agreements herein contained, then the Mortgagee or assigns, at its option, subject to and in accordance with the default provisions of the Promissory Note, may declare the entire indebtedness hereby secured immediately due and payable, and foreclose this Mortgage and cause the property to be sold in the manner provided by law, and out of the moneys arising from such sale retain principal and any sums advanced as provided herein, together with the costs and charges of such foreclosure suit and sale, including such sum as the court may adjudge reasonable as an attorney’s fee, and the overplus, if any there be, pay over to the Mortgagor, its successors and assigns.

This Mortgage applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term “Mortgagee” shall mean the holder and owner of the Promissory Note secured hereby, or, if the Promissory Note has been pledged, the pledgee thereof. Whenever the context herein so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. This Mortgage shall be governed by and construed in accordance with the laws of the State of Idaho. In the event any provision of this Mortgage, or any part thereof, shall be determined by any court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions hereunder, or parts thereof, shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated thereby.

Made effective on the date first set forth above.

SIGNATURE PAGES TO FOLLOW

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 13

“Mortgagor”

IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation

John Swallow	Date:	2/7/24
By: John Swallow
Its: President

STATE OF IDAHO	)
) ss.
County of	)

On this _____ day of _____________, 2024, before me personally appeared John Swallow, as the President of IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation, known or identified to me to be the person whose name is subscribed to the within and foregoing instrument and acknowledged to me that he voluntarily executed the same on behalf of IDAHO STRATEGIC RESOURCES, INC an Idaho corporation.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

NOTARY PUBLIC for the State of Idaho
Residing at__________________________________
Commission Expires___________________________

PURCHASE AND SALE AGREEMENT OF THE BUTTE GULCH PATENTED CLAIMS - 14

EXHIBIT A

THE surface rights and the alluvial minerals of THE BUTTE GULCH PATENTED PARCELS DESCRIBED AS FOLLOWS:

PARCEL 1:

Ivy, M.S. 2412 Patented Mining Claim situated in Summit Mining District in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 403, records of Shoshone County, State of Idaho.

EXCEPT: A 30' road right of way known as the Newmont Road located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the State road right of way and runs westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.

ALSO EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 2:

Butte Creek Placer, M.S. 1679 Patented Mining Claim situated in Summit Mining District in Sections 2,3,4 and 9, Township 49 North, Range 5 East, B.M., and in Section 35, Township 50 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 531, records of Shoshone County, State of Idaho.

EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 3:

Birch, Tamarack, Chestnut, Hickory and Maple, M.S. 1794 Patented Mining Claims situated in Summit Mining District in Sections 3, 4, and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 28, Deeds, at page 91, records of Shoshone County, State of Idaho.

PARCEL 4:

Blacktail Lode Mining Claim. M.S. 2298 situated in Summit Mining District located in Section 2, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book B, Patents, at page 40, records of Shoshone County, State of Idaho.

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EXHIBIT C

TERMINATION OF ROYALTY DEED

Recording Requested By: Lukas D. O’Dowd Lyons O’Dowd, PLLC P.O. Box 131 Coeur d’Alene, Idaho 83816

SATISFACTION, RELEASE, ABANDONMENT, RELINQUISHMENT AND TERMINATION OF ROYALTY AGREEMENT

WHEREAS, on or about May 2, 2018, Idaho Strategic Resources, Inc., an Idaho corporation, previously known as New Jersey Mining Company, an Idaho Corporation, as Grantor, also referred to herein as “Idaho Strategic,” and West Materials, Inc., as Grantee, entered into that certain Royalty Deed, recorded in the land records of Shoshone County, Idaho as Instrument Number 493441, and attached hereto as Exhibit 1 (the “Agreement”).

WHEREAS, the Agreement created certain royalty obligations owed by Idaho Strategic with respect to the Premises owned by Idaho Strategic (as more particularly defined in the Agreement);

WHEREAS, the rights and interests held by West were subsequently transferred to Bell Run Properties, L.L.C., a Pennsylvania limited liability company (referred to herein as “Bell Run”), pursuant to the assignment attached hereto as Exhibit 2, such that Bell Run is the holder of all the beneficial interests in and to the Agreement;

WHEREAS, Idaho Strategic and Bell Run, as the parties in and to the Agreement, desire to mutually release, abandon, relinquish and terminate the Agreement such that all rights, titles, obligations and interests created by the Agreement are terminated and of no further force and effect.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

The foregoing recitals are incorporated herein by reference as if fully set forth herein.

Idaho Strategic and Bell Run, do hereby, by this instrument, recognize the satisfaction, release, abandon, relinquish and terminate any and all rights, titles, obligations and interests created by the Agreement, and in any way affecting the Premises, it being the intent of the Parties to terminate the Agreement, and any and all rights, title, obligations and interests created therein, including without limitation the royalty obligations owed by Idaho Strategic with respect to the Premises.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have caused this release to be executed on the date indicated below.

IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation

John Swallow
By: John Swallow
Its: President
DATE:2/7/2024

STATE OF IDAHO	)
) ss.
County of	)

This record was acknowledged before me on _________________, 2024, by John Swallow, President of IDAHO STRATEGIC RESOURCES, INC., an Idaho corporation.

NOTARY PUBLIC for the State of Idaho
Residing at
Commission Expires

BELL RUN PROPERTIES, L.L.C., a Pennsylvania limited liability company

Thomas R. Lanager
By: Thomas Lanager
Its: Managing Member

DATE:2/6/24

STATE OF IDAHO	)
) ss.
County of	)

This record was acknowledged before me on _________________, 2024, by Thomas Lanager, Managing Member of Bell Run Properties, L.L.C., a Pennsylvania limited liability company.

NOTARY PUBLIC for the State of Idaho
Residing at
Commission Expires

EXHIBIT “1”

ROYALTY DEED

EXHIBIT “2”

ROYALTY ASSIGNMENT

EXHIBIT D

WARRANTY DEED

Recorded at the Request of (when recorded return to): Lukas D. O’Dowd Lyons O’Dowd, PLLC P.O. Box 131 Coeur d’Alene, Idaho 83816

WARRANTY DEED

FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and in satisfaction of that certain First Right of Refusal between the undersigned Grantor and New Jersey Mining Company (whose name has been changed to Idaho Strategic Resources, Inc. and the Grantee herein), Instrument Number 499533, and re-recorded as Instrument Number 499633, records of Shoshone County, Idaho, the undersigned Grantor, does hereby grant, bargain, sell and convey unto Idaho Strategic Resources, Inc., an Idaho Corporation, hereinafter referred to as the Grantee, whose address is 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, all of Grantor’s right, title and interest in and to the following described premises situated in Shoshone County, State of Idaho, to-wit:

SEE ATTACHED EXHIBIT “A”

TOGETHER with all and singular the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues and profits thereof; all water rights in and to the property; and all estate, right, title and interest in and to the property, as well in law as in equity.

TO HAVE AND TO HOLD all and singular the property, together with the appurtenances, unto the Grantee, Grantee's successors, heirs and assigns forever.

AND Grantors, for themselves, their heirs, successors and assigns, hereby covenant that they are the owners in fee simple of said premises; that they are free from all encumbrances except current year taxes, conditions, covenants, restrictions, reservations, easements, rights and rights of way, apparent or of record, and except all of the lode mineral rights to the hard rock below the alluvial placer deposits, including all valuable minerals below the alluvial layer; and together with all rights of access and mining rights reasonably necessary for or incidental to exploration for and extraction and removal of the minerals as previously deeded to the Grantee; and that they do warrant and will defend the quiet and peaceable possession of said premises with their appurtenances by Grantee, its successors and assigns forever, against all lawful claims of all persons.

IN WITNESS WHEREOF, Grantor has hereunto subscribed their name to this instrument this _6thday of February, 2024.

GRANTOR:

Thomas R. Lanager
Bell Run Properties, L.L.C., a Pennsylvania limited liability company By: Thomas R. Lanager Its: Managing Member

GRANTOR’S ACKNOWLEDGMENT

STATE OF	________________)
) ss.
COUNTY OF	________________)

This record was acknowledged before me on _________________, 2024, by Thomas R. Lanager, Managing Member of Bell Run Properties, L.L.C., a Pennsylvania limited liability company.

WITNESS my hand and official seal.

Notary Public for _______________________________
Residing at:___________________________________
Commission expires:_____________________________

EXHIBIT A

THE surface rights and the alluvial minerals of THE BUTTE GULCH PATENTED PARCELS DESCRIBED AS FOLLOWS:

PARCEL 1:

Ivy, M.S. 2412 Patented Mining Claim situated in Summit Mining District in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 403, records of Shoshone County, State of Idaho.

EXCEPT: A 30' road right of way known as the Newmont Road located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the State road right of way and runs westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.

ALSO EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 2:

Butte Creek Placer, M.S. 1679 Patented Mining Claim situated in Summit Mining District in Sections 2,3,4 and 9, Township 49 North, Range 5 East, B.M., and in Section 35, Township 50 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 531, records of Shoshone County, State of Idaho.

EXCEPT: That portion conveyed to the County of Shoshone for Highway Project PFH-9-1(4) by deed recorded July 11, 1995 as Instrument No. 367926, records of Shoshone County, State of Idaho.

PARCEL 3:

Birch, Tamarack, Chestnut, Hickory and Maple, M.S. 1794 Patented Mining Claims situated in Summit Mining District in Sections 3, 4, and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 28, Deeds, at page 91, records of Shoshone County, State of Idaho.

PARCEL 4:

Blacktail Lode Mining Claim. M.S. 2298 situated in Summit Mining District located in Section 2, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book B, Patents, at page 40, records of Shoshone County, State of Idaho.